Loncar China BioPharma ETF
Schedule of Investments
May 31, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.3%
	Biotechnology - 49.0% (a)
133,500	3SBio, Inc.	$99,203
46,000	Akeso, Inc. (b)	95,453
87,000	Alphamab Oncology (b)	85,940
101,000	Antengene Corporation, Ltd. (b)	91,917
31,400	Ascentage Pharma Group International (b)	69,720
134,000	Ascletis Pharma, Inc. (b)	66,782
738	BeiGene, Ltd. - ADR (b)	101,268
59,500	Brii Biosciences, Ltd. (b)	63,857
6,800	CanSino Biologics, Inc. - H Shares	68,515
54,500	CARsgen Therapeutics Holdings, Ltd. (b)	74,329
82,500	Clover Biopharmaceuticals, Ltd. (b)	39,223
18,062	Connect Biopharma Holdings, Ltd. - ADR (b)	14,450
104,500	CStone Pharmaceuticals (b)	67,131
23,500	Everest Medicines, Ltd. (b)	66,047
34,000	Genscript Biotech Corporation (b)	100,541
19,961	Gracell Biotechnologies, Inc. - ADR (b)	65,672
129,000	HBM Holdings, Ltd. (b)	62,810
4,295	Hutchmed China, Ltd. - ADR (b)	45,183
5,079	I-Mab - ADR (b)	44,187
87,000	Immunotech Biopharm, Ltd. (b)	57,774
71,000	InnoCare Pharma, Ltd. (b)	95,384
27,500	Innovent Biologics, Inc. (b)	85,351
70,500	JW Cayman Therapeutics Company, Ltd. (b)	67,125
22,500	Keymed Biosciences, Inc. (b)	67,682
62,000	Kintor Pharmaceutical, Ltd. (b)	189,267
2,880	Legend Biotech Corporation - ADR (b)	121,795
19,913	LianBio - ADR (b)	56,752
18,500	Remegen Company, Ltd. - H Shares (b)	70,505
20,700	Shanghai Haohai Biological Technology Company, Ltd. - H Shares	88,124
19,200	Shanghai Junshi Biosciences Company, Ltd. - H Shares (b)	117,468
224,500	Sino Biopharmaceutical, Ltd.	126,192
7,650	Sirnaomics, Ltd. (b)	77,908
170,500	Viva Biotech Holdings	54,113
2,149	Zai Lab, Ltd. - ADR (b)	62,536
		2,660,204
	Biotechnology Services - 14.1%
16,700	Hangzhou Tigermed Consulting Company, Ltd. - H Shares	161,135
15,600	Joinn Laboratories China Company, Ltd. - H Shares	124,473
14,000	Pharmaron Beijing Company, Ltd. - H Shares	168,898
13,157	WuXi AppTec Company, Ltd. - H Shares	162,418
20,500	Wuxi Biologics Cayman, Inc. (b)	151,551
		768,475
	Diagnostics - 2.4%
9,449	Burning Rock Biotech, Ltd. - ADR (b)	22,678
21,947	Genetron Holdings, Ltd. - ADR (b)	30,506
36,000	New Horizon Health, Ltd. (b)	77,088
		130,272
	Pharmaceutical Distribution - 2.2%
47,900	Sinopharm Group Company, Ltd. - H Shares	118,810

	Pharmaceutical Manufacturing - 3.2%
255,000	SSY Group, Ltd.	115,709
86,200	YiChang HEC ChangJiang Pharmaceutical Company, Ltd. - H Shares (b)	57,902
		173,611
	Pharmaceutical Services - 1.9%
5,100	Asymchem Laboratories Tianjin Company, Ltd. - H Shares	102,058

	Pharmaceuticals - 26.5% (a)
152,000	China Grand Pharmaceutical and Healthcare Holdings, Ltd.	83,308
68,000	China Medical System Holdings, Ltd.	100,541
225,500	China Resources Pharmaceutical Group, Ltd.	124,742
126,880	CSPC Pharmaceutical Group, Ltd.	135,847
41,000	Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd. - H Shares	114,447
73,500	Hansoh Pharmaceutical Group Company, Ltd.	132,469
32,370	Livzon Pharmaceutical Group, Inc. - H Shares	103,973
256,000	Luye Pharma Group, Ltd. (b)	80,270
39,000	Shanghai Fosun Pharmaceutical Group Company, Ltd. - H Shares	164,290
59,400	Shanghai Pharmaceuticals Holding Company, Ltd. - H Shares	96,759
575,000	Sihuan Pharmaceutical Holdings Group, Ltd.	82,818
113,000	Simcere Pharmaceutical Group, Ltd.	134,957
396,000	Sinco Pharmaceuticals Holdings, Ltd. (b)	85,302
		1,439,723
	TOTAL COMMON STOCKS (Cost $9,138,923)	5,393,153

	SHORT-TERM INVESTMENTS - 0.4%
21,209	First American Government Obligations Fund - Class X - 0.66% (c)	21,209
	TOTAL SHORT-TERM INVESTMENTS (Cost $21,209)	21,209
	TOTAL INVESTMENTS (Cost $9,160,132) - 99.7%	5,414,362
	Other Assets in Excess of Liabilities - 0.3%	18,338
	NET ASSETS - 100.0%	$5,432,700

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)
To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of May 31, 2022.

Summary of Fair Value Disclosure at May 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.

To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2022:

Loncar China BioPharma ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$5,326,022	$67,131	$-	$5,393,153
Short-Term Investments	21,209	-	-	21,209
Total Investments in Securities	$5,347,231	$67,131	$-	$5,414,362
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended May 31, 2022, the Fund did not recognize any transfers to or from Level 3.